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                                                                    Exhibit 10.7
                             DATED 26 September 2003
                             -----------------------


                          TOM.COM INTERNATIONAL LIMITED


                                       and


                                 TOM ONLINE INC.


                      -------------------------------------

                            MEDIA SERVICES AGREEMENT

                      -------------------------------------

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THIS AGREEMENT is made on the 26th day of September 2003

BETWEEN:

(1) TOM.COM INTERNATIONAL LIMITED, a company incorporated in Hong Kong and having its registered address and correspondence address at 48/th/ Floor, The Center, 99 Queen's Road Central, Central, Hong Kong ("TOM"); and

(2) TOM ONLINE INC., a company incorporated in the Cayman Islands and having its registered address/ correspondence address at P.O. Box 309 Ugland House, South Church Street, George Town, Grand Cayman, Cayman Islands, British West Indies ("Company").

WHEREAS:

(A) As at the Commencement Date (as hereinafter defined), the TOM Group (as hereinafter defined) is/was engaged in the businesses of, inter alia, print and publishing; advertising (including print, online and outdoor media), sports events management, and the TOM Group owns certain content and media assets in relation to the aforesaid businesses.

(B) The Company wishes to engage TOM to provide, and TOM has agreed to provide and/or use reasonable endeavours to procure other members of the TOM Group to provide, certain goods and services upon the terms and subject to the conditions hereinafter set out.

IT IS HEREBY AGREED as follows:

1.   DEFINITIONS AND INTERPRETATION
     ------------------------------

1.1 The words and expressions set out below shall, unless the context otherwise requires, have the meanings attributed to them below:

     "Agreement"             this agreement including its schedule, as the same
                             may be amended or supplemented from time to time;

     "business day"          a day on which banks in Hong Kong are open for
                             business (excluding Saturday and Sunday);

     "CETV"                  China Entertainment Television Broadcast Limited;
     "Commencement Date"     date of this Agreement;

     "Fee" the fee payable by the relevant members of the Matrix Group to the relevant members of the TOM Group for the provision of the Goods and Services hereunder and in the manner as more particularly referred to in Clause 3;

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     "Goods and Services"    such goods and/or services provided or to be
                             provided by any member of the Matrix Group to any member of the TOM Group from time to time as referred to in Clause 2 and set out in the Schedule in connection with the management and operation of the business of such relevant member of the TOM Group;

     "holding company"       has the same meaning as ascribed to such expression
                             in section 2 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

     "Hong Kong"             the Hong Kong Special Administrative Region of the
                             People's Republic of China;

     "Matrix Group"          the Company and its subsidiaries from time to time;

     "Parties"               the parties to this Agreement and "Party" means
                             either of them;

     "subsidiary"            has the same meaning as ascribed to such expression
                             in section 2 of the Companies Ordinance (Chapter 32 of the Laws of Hong Kong);

     "TOM.COM"               TOM.COM LIMITED; and

     "TOM Group"             TOM.COM and its subsidiaries from time to time.

1.2 Clause headings in this Agreement are for ease of reference only and shall not affect the interpretation or construction of this Agreement.

1.3 References in this Agreement to Clauses, Recitals and Schedule are to clauses and recitals of, and schedule to, this Agreement unless the context requires otherwise and the Recitals and the Schedule shall form part of this Agreement.

1.4 Words denoting one gender shall include any gender and vice versa, words denoting individuals shall include bodies corporate and unincorporated associations, words denoting the singular number shall include the plural and vice versa.

1.5 References to any person shall include references to any individual, company, body corporate, association, partnership, firm, joint venture, trust and governmental agency.

1.6 Reference to any legislation or subsidiary legislation includes a reference to that legislation or subsidiary legislation as from time to time amended, extended or re-enacted.

2.   PROVISION OF GOODS AND SERVICES
     -------------------------------

2.1 Subject to the terms and conditions herein contained, the Company hereby appoints the TOM and TOM hereby agrees, to provide and/or to use reasonable endeavours to

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     procure the provision of the Goods and Services to the Matrix Group on a non-exclusive basis and on such terms and conditions as may be separately determined and agreed by any member of the Matrix Group and any member of the TOM Group on and with respect to each separate individual transaction as may from time to time be entered into between such relevant members of the Matrix Group and the TOM Group during the Term (as defined in Clause 4 below).

2.2 In fulfilling TOM's obligations under this Agreement, the Company acknowledges and agrees that TOM may, from time to time:

     (a) use or use reasonable endeavours to procure any member of the TOM Group to provide the Goods and Services, provided that such member shall be required to render such Goods and Services in accordance with all the terms and conditions of this Agreement and the relevant agreements entered into by such relevant members of the Matrix Group and the TOM Group ("Separate Agreement") and the Fee payable shall be determined in accordance with Clause 3 below; and

     (b) subject to the prior written consent of the relevant members of the Matrix Group (which consent shall not be unreasonably withheld or delayed), TOM may engage third party sub-contractor(s) to provide of all or any part of the Goods and Services to members of the Matrix Group provided that all fees payable to such third party con-contractor(s) in respect thereof shall be reimbursed by the relevant member of the Matrix Group to TOM or other relevant member(s) of the TOM Group on a cost basis.

3.   FEE
     ---

     The Parties agree that the Fee for the Goods and Services provided shall be separately determined and agreed between such member of the TOM Group who provides the relevant Goods and Services and such member of the Matrix Group who requested the said Goods and Services prior to their entering into each of such transaction provided that the Fee shall be, in any event, settled by the relevant member of the Matrix Group within 30 days after receipt of a written invoice from the relevant member of the TOM Group relating to the Goods and Services provided for the relevant period agreed between the relevant members of the Matrix Group and the TOM Group and that the Fee shall be calculated with reference to the market rate for the provision of the Goods and Services.

4.   DURATION
     --------

     The term of this Agreement ("Term") shall be deemed to have commenced on the Commencement Date and remain effective until December 31, 2006, unless terminated earlier in accordance with Clause 8.

5.   CONDITIONS PRECEDENT
     --------------------

     Notwithstanding anything contained herein, this Agreement is conditional upon the

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     approval of the independent shareholders of TOM.COM Limited ("TOM") and/or the Company (if required) in respect of the transactions contemplated herein having been obtained.

6.   UNDERTAKINGS, REPRESENTATIONS AND WARRANTIES
     --------------------------------------------

6.1 Each of TOM and the Company hereby represents and warrants to each other, which representations and warranties shall survive the execution and delivery of this Agreement and the carrying out of the transactions herein contemplated, as follows:

     (a) it is a limited company duly incorporated, validly existing and in good standing under the laws of its country of incorporation; and

     (b) it has all the requisite power and capacity to enter into and perform its obligations under this Agreement. This Agreement and all documents and instruments executed pursuant hereto are, and when delivered will be, valid and legally binding obligations of TOM or the Company and that the execution, performance and implementation of this Agreement and the matters contemplated hereby has been duly authorized by all necessary corporate action and this Agreement has been duly executed by TOM or the Company (as the case may be).

6.2 TOM hereby undertakes with the Company that it will use due care and diligence in providing the Goods and Services to the Matrix Group.

7.   INDEMNITY
     ---------

7.1 The Company shall fully indemnify and keep indemnified the TOM Group, its employees or agents ("TOM Indemnified Persons") from and against all claims, damages, costs, liabilities, losses and expenses which any of the TOM Indemnified Persons may incur, suffer or sustain as a result of or in connection with any breach, wilful default, misconduct, negligence or omission on the part of Matrix Indemnified Persons (as hereinafter defined) in the performance of the obligations of the Company hereunder except to the extent that such claims, damages, costs, liabilities, losses and expenses shall be incurred, suffered or sustained as a result of or in connection with, whether directly or indirectly, the wilful default, misconduct, gross negligence or omission on the part of any of the TOM Indemnified Persons in the performance of the obligations of TOM hereunder. In the event that any action, suit or proceeding is brought against any of the TOM Indemnified Persons with respect to which the Company may have liability under any indemnity contained herein, the Company shall have the right, at its sole cost and expense, to defend such action in the name and on behalf of any of the TOM Indemnified Persons and in connection with any such action, suit or proceeding, the Parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defence of any such action, suit or proceeding.

7.2 TOM shall fully indemnify and keep indemnified the Matrix Group, its employees or agents ("Matrix Indemnified Persons") from and against all claims, damages, costs,

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     liabilities, losses and expenses which any of Matrix Indemnified Persons may incur, suffer or sustain as a result of or in connection with any breach, wilful default, misconduct, negligence or omission an the part of any of the TOM Indemnified Persons in the performance of the obligations of TOM hereunder except to the extent that such claims, damages, costs, liabilities, losses and expenses shall be incurred, suffered or sustained as a result of or in connection with, whether directly or indirectly, the wilful default, misconduct, gross negligence or omission on the part of any of the Matrix Indemnified Persons in the performance of the obligations of the Company hereunder. In the event that any action, suit or proceeding is brought against the TOM or Matrix Indemnified Persons with respect to which TOM may have liability under any indemnity contained herein, TOM shall have the right, at its sole cost and expense, to defend such action in the name and on behalf of any of the Matrix Indemnified Persons and in connection with any such action suit or proceeding, the Parties hereto agree to render to each other such assistance as may reasonably be required in order to ensure the proper and adequate defence of any such action, suit or proceeding.

7.3 Notwithstanding anything to the contrary contained herein, neither Party shall have any liability with respect to, and shall not be obligated to indemnify or hold harmless the TOM Indemnified Persons or the Matrix Indemnified Persons (as the case may be) from or against any losses and expenses for special, incidental, indirect or consequential damages arising out of or otherwise in respect of this Agreement or the activities contemplated under this Agreement.

8.   TERMINATION
     -----------

8.1 Without prejudice to the generality of the provisions of Clause 8.2, either Party shall be entitled to terminate this Agreement without penalty by giving not less than three months' advance written notice to the non-terminating Party.

8.2 Either Party shall be entitled to terminate this Agreement at any time forthwith by written notice to the other if:

     (a) that other Party is guilty of any breach, non-observance or non-performance of any of its obligations hereunder which is material in the context of this Agreement and, in the case of a breach capable of remedy, fails to remedy the same within 60 days after receipt of a written notice giving full particulars of the breach and requiring it to be remedied;

     (b) an encumbrancer takes possession or a receiver is compulsorily appointed over any of the property or assets of that other Party;

     (c) that other Party makes any voluntary arrangement with its creditors or becomes subject to an administration order;

     (d) that other Party goes into liquidation (except for the purposes of amalgamation or reconstruction and in such manner that the company resulting therefrom effectively agrees to be bound by or assume the obligations imposed on that other Party under this Agreement); or

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     (e)  anything having a substantially similar effect to any of the events specified in Clauses 8.2(b) to 8.2(d) inclusive occurs in relation to that other Party under the laws of any jurisdiction.

9.   EFFECT OF TERMINATION
     ---------------------

9.1 Unless otherwise agreed, upon termination or expiry of this Agreement and subject to any express provisions to the contrary in this Agreement and the relevant Separate Agreement,

     (a) within 30 days of the date of termination or expiry of this Agreement, TOM and/or (as the case may be) the relevant member of the TOM Group shall render a final invoice to the Company and/or (as the case may be) the relevant member of the Matrix Group for the provision of Goods and Services; and

     (b) within 30 days after the date of the said invoice, the Company and/or (as the case may be) the relevant member of the Matrix Group shall pay TOM and/or (as the case may be) the relevant member of the TOM Group all sums in respect of which the Company and/or (as the case may be) the relevant member of the Matrix Group shall be liable hereunder to TOM and/or (as the case may be) the relevant member of the TOM Group.

9.2 Termination of this Agreement under Clause 8 shall not affect any right of TOM and/or the relevant member of the TOM Group to receive payment of amounts accrued prior to termination or affect the rights or liabilities hereunder arising out of any antecedent breach of this Agreement or any right or remedy, at law or in equity, of either Party in respect of any breach of the other Party of its obligations hereunder.

10.  CONFIDENTIALITY
     ---------------

10.1 Each Party undertakes that it shall not reveal, and shall cause its shareholders, directors, senior executives, employees and agents not to reveal, to any third Party any information concerning the transactions contemplated hereunder and/or the contents hereof (collectively, "Confidential Information") without the prior written approval of the other Party hereto.

10.2 Nothing in this Clause 10 shall prevent a Party hereto from using or disclosing any Confidential Information which: (a) is already known by such Party at the time it is disclosed to it; (b) has been rightfully received by such Party from a third Party without a breach of an obligation of confidentiality; (c) is in the public domain through no wrongful act of such Party; (d) is independently developed by such Party without use, directly or indirectly, of the Confidential Information; or (e) is required to be disclosed by applicable law, regulation or legal process or by judicial order.

10.3 Notwithstanding anything contained in this Agreement, the Company acknowledges and agrees that TOM.COM may be required by law or any competent regulatory body (including but without limitation The Stock Exchange of Hong Kong Limited and the Securities and Futures Commission) to issue announcements or issue circulars relating

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     to this Agreement or matters contemplated under this Agreement. The Company acknowledges and agrees that TOM.COM may make the said announcements, circulars and/or press releases relating to this Agreement or matters contemplated under this Agreement on or after the date of this Agreement.

11.  FURTHER ASSURANCE
     -----------------

     Each of the Company and TOM hereby agrees to do all reasonable acts, deeds, matter and things and sign and execute all applications, agreements, documents or deeds necessary for or connected with the implementation of the terms and conditions of this Agreement in so far as such acts, deeds, matters and things are required by and wherever are so required by the other Party to give effect to the spirit and intent of this Agreement.

12.  SEVERABILITY
     ------------

     If any provision of this Agreement shall be held unenforceable or invalid by any court of competent jurisdiction, such holding, if not inconsistent with the Parties' principal understanding shall not affect the enforceability or validity of the remainder of the provisions of this Agreement. To the extent permitted by applicable law, each Party hereby waives any provision of law which would otherwise render any provision of this Agreement unenforceable or invalid.

13.  ENTIRE AGREEMENT
     ----------------

     This Agreement sets forth the entire agreement and understanding between the Parties inter se in connection with the matters referred to in this Agreement and cancels all previous letters of intent, correspondence, understanding, arrangements, agreements and undertakings (if any) between the Parties or any of them with respect to such matters referred to herein, whether written or oral.

14.  SUCCESSORS AND ASSIGNS
     ----------------------

     This Agreement may not be assigned or otherwise transferred by any Party without the prior written consent of the other Party. This Agreement shall be binding upon each Party's successors and permitted assigns.

15.  NOTICES
     -------

15.1 Any notice or other communication given or to be given pursuant to this Agreement shall be in writing sent or delivered to the Party at the address as set out below or as may be notified by such Party to the other:

     To TOM:

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     Address               :     48/th/ Floor, The Center, 99 Queen's Road
                                 Central, Hong Kong
     Attention             :     Company Secretary
     Fax no.               :     (852) 2189 7446


     To the Company:

     Address               :
     Attention             :
     Fax no.               :

15.2 Any notice or other communication shall be deemed to have been received if sent by facsimile, on the date of transmission, or if delivered personally, when delivered, or if sent by post, 7 days if overseas and 48 hours if local after the date of posting.

15.3 Reference in Clause 15.1 to writing shall include a notice or communication by facsimile.

16.  AMENDMENT
     ---------

     This Agreement shall not be amended, modified, varied or supplemented except in writing signed by the Parties hereto.

17.  WAIVER
     ------

     No failure or delay on the part of either Party hereto to exercise any right or remedy under this Agreement shall be construed or operate as a waiver thereof nor shall any single or partial exercise of any right or remedy as the case may be.

18.  EXECUTION AND COUNTERPARTS
     --------------------------

     This Agreement may be executed in one or more counterparts each of which shall be binding on each Party by whom or on whose behalf it is so executed, but which together shall constitute a single instrument. For the avoidance of doubt this Agreement shall not be binding on any Party hereto unless and until it shall have been executed by or on behalf of all persons expressed to be Party hereto.

19.  GOVERNING LAW AND JURISDICTION
     ------------------------------

19.1 This Agreement shall be governed by and construed in all respects in accordance with the laws of Hong Kong.

19.2 Each Party hereto irrevocably agrees that the courts of Hong Kong shall have jurisdiction to hear and determine any suit, action or proceeding, and to settle and disputes which may arise out of or in connection with this Agreement.

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                                    SCHEDULE
                                    ========

                               GOODS AND SERVICES
                               ------------------

1. Print and publishing services, including the customised publishing services provided in accordance with the specific requirements of each individual customer.

2. Advertising services on media or otherwise, including print, outdoor and television advertising.

3. Public relations and sports event management and other organisation services (such as organising press conferences, sports events and road shows, etc.).

4.   Content.

5. Advertising services or other marketing and promotional services in relation to China Entertainment Television Broadcast Limited channel.

6. Any other goods & services as may from time to time be agreed by the parties hereto.

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IN WITNESS whereof the Parties have executed this Agreement the date first above written.


SIGNED by Tommei Tong                   )
for and on behalf of                    )
TOM.COM INTERNATIONAL LIMITED           )
in the presence of:                     )
                                        )


SIGNED by Tommei Tong                   )
for and on behalf of                    )
TOM ONLINE INC.                         )
in the presence of:                     )
                                        )

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